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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 10, 2004
                                                          --------------

                         Sub Surface Waste Management of Delaware, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

                   0-14213                           51-0401125
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           (Commission File Number)          (IRS Employer Identification No.)

                    6451-C El Camino Real, Carlsbad, CA 92069
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               (Address of Principal Executive Offices) (Zip Code)

                                 (760) 918-1860
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               Registrant's Telephone Number, Including Area Code



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Item 5. Other Events

On June 10, 2004, Sub Surface Waste Management of Delaware,Inc. ("SSWM") and Fusion Capital Fund II, LLC, ("Fusion") a Chicago-based institutional investor, entered into a new $6.0 million Common Stock Purchase Agreement.

Under terms of the agreement, Fusion Capital has agreed to purchase from the Company up to $6.0 million of SSWM's common stock over a 24-month period. Specifically, after the Securities & Exchange Commission has declared effective a registration statement, each month SSWM has the right to sell to Fusion Capital $250,000 of its common stock at a purchase price based upon the market price of the Company's common stock on the date of each sale without any fixed discount to the market price. At SSWM's sole option, Fusion Capital can be required to purchase lesser or greater amounts of common stock each month up to $6.0 million in the aggregate. The Company has the right to control the timing and the amount of stock sold to Fusion Capital. SSWM has the right to terminate the agreement at any time without any additional cost. SSWM also has the right, at its election to enter into a new agreement with Fusion Capital under which Fusion Capital would be required to purchase up to $6.0 million of SSWM common stock on the same terms and conditions as the original agreement. Fusion Capital has agreed not to engage in any direct or indirect short selling or hedging of the common stock in any manner whatsoever.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number             Description of Exhibit
--------------             ----------------------

10.1 Common Stock Purchase Agreement, dated as of June 10, 2004, by and between Sub Surface Waste Management of Delaware, Inc. and Fusion Capital Fund II, L.L.C.

10.2 Registration Rights Agreement, dated as of June 10,2004 by and between Sub Surface Waste Management of Delaware, Inc. and Fusion Capital Fund II, L.L.C.

10.3     Form of Warrant

99.1     Press Release dated June 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 14, 2003                          Sub Surface Waste Management of
                                                  Delaware, Inc.

                                                By:  /s/ Conrad Nagel
                                                Name:    Conrad Nagel
                                                Title: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
  No.            Description
--------  ----------------------------------------------------------------------
  10.1 Common Stock Purchase Agreement with Fusion Capital Fund II, LLC dated June 10, 2003

  10.2 Registration Rights Agreement with Fusion Capital Fund II, LLC dated June 10, 2003

  10.3    Form of Warrant